UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2002

JACOBS ENGINEERING GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	1-7463 (SEC File No.)	95-4081636 (IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California (Address of principal executive offices)	91105 (Zip code)

(626) 578-3500
Registrant’s telephone number (including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(c)      Exhibits:

The following exhibit is furnished as part of this Report pursuant to Item 9:

99.1    Statements under oath of the Company’s Principal Executive Officer and Principal Financial Officer
           regarding facts and circumstances relating to the Company’s Exchange Act filings.

ITEM 9.    REGULATION FD DISCLOSURE:

Jacobs Engineering Group Inc., a Delaware corporation (the “Registrant”), has caused to be delivered today to the Secretary of the Securities and Exchange Commission, written sworn statements from its Chief Executive Officer Noel G. Watson and Chief Financial Officer John W. Prosser, Jr., pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

The sworn statements are included in Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.
By:	/S/ WILLIAM C. MARKLEY, III
Name:	William C. Markley, III
Title:	Senior Vice President
General Counsel and Secretary

Date: August 2, 2002

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